Ensemble Fund (ENSBX) a series of PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020 Supplement dated December 9, 2016

To the Fund’s Prospectus dated November 2, 2015, as supplemented from time to time.

Special Meeting of Shareholders

     At a meeting of the Board of Trustees of the Trust held on December 7, 2016, the Trustees approved a new investment advisory agreement between PFS Funds, on behalf of the Ensemble Fund (the “Fund”), and Ensemble Capital Management, LLC (“Ensemble”), the Fund’s current investment adviser, pending shareholder approval. The approval of this arrangement has been necessitated due a series of transactions whereby Mr. Curtis Brown (a 36.5% owner of Ensemble) will sell a portion of his interest in Ensemble to Mr. Sean Stannard-Stockton (a 51% owner in Ensemble) and certain other members of the Ensemble's management team (collectively, the “Transaction”) such that Mr. Brown’s interest is less than 25% of the voting shares of Ensemble. The Transaction will effectively result in a technical change in control and an “assignment” under applicable securities laws. The Transaction, which is scheduled to be effective on or about February 28, 2017 will effectively terminate the existing advisory agreement for the Fund upon the occurrence of the change in control. Shareholders are being asked to consider the approval of a new investment advisory agreement with Ensemble at a special meeting of shareholders to be held on or about February 10, 2017. Mr. Stannard-Stockton, who is the sole portfolio manager of the Fund, will continue to serve as the portfolio manager following the Transaction. Mr. Stannard-Stockton has managed the Fund since its inception in November 2015.

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